                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.- II
                  American Strategic Income Portfolio Inc.- III
                         American Select Portfolio Inc.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

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     4)   Date Filed:

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Notes:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 1, 2002

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Tuesday, October 1, 2002, at 800 Nicollet Mall on the 5th floor. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

     3.   To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on August 16, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

August 26, 2002


                                                           James D. Alt
                                                           Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 1, 2002

     The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, October 1, 2002, and any adjournments thereof.

     The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as a co-administrator for the Funds, along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately August 26, 2002. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. For each Fund, all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote against the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only shareholders of record of each Fund on August 16, 2002 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

American Strategic    American Strategic    American Strategic    American Select
 Income Portfolio    Income Portfolio II   Income Portfolio III      Portfolio
------------------   -------------------   --------------------   ---------------
     4,230,294            15,957,289            21,343,292           10,662,195

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of any Fund as of August 16, 2002, except as follows:

                                                                                  Number of      Percentage
                                                                                  Shares of     Ownership of
                  Fund                    Name and Address of Beneficial Owner   Common Stock   Common Stock
---------------------------------------   ------------------------------------   ------------   ------------
American Strategic Income Portfolio       Sit Investment Associates, Inc. and       733,146        17.33%
                                          affiliated entities
                                          ("Sit Investment Associates") 4600
                                          Wells Fargo Center Minneapolis, MN

American Strategic Income Portfolio II    Sit Investment Associates                3,607,000       22.60%

American Strategic Income Portfolio III   Sit Investment Associates                1,807,000        8.47%

American Select Portfolio                 Sit Investment Associates                1,279,000       12.00%

     Copies of each Fund's most recent annual report and subsequent semi-annual report, if any, are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at eight. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of nine closed-end funds (each of which is a registered investment company) and 58 open-end funds (which are portfolios of four registered investment companies).

Nominees for Election as Non-Interested Directors

                                                                                              Number of
                                                                                            Portfolios in      Other
                        Position                                                                 Fund        Director-
                          Held                                      Principal Occupation       Complex         ships
  Name, Address and     with the    Term of Office* and Length          During Last          Overseen by      Held by
         Age              Funds           of Time Served                  5 Years              Director     Director**
---------------------   --------   ----------------------------   -----------------------   -------------   ----------
Roger A. Gibson         Director   Mr. Gibson has served as a     Vice President - Cargo,         67           None
1020 15th Street,                  director of each Fund since    United Airlines, since
Suite 41A, Denver,                 August 1998.  Fund directors   July 2001; Vice
CO 80202                           serve for a one-year term      President, North
(Age 55)                           that expires at the next       America - Mountain
                                   annual meeting of              Region for United
                                   shareholders.                  Airlines (1995 - 2001).

Andrew M. Hunter        Director   Mr. Hunter has served as a     Chairman, Hunter, Keith         67           None
III                                director of each Fund since    Industries, a
537 Harrington                     August 1998.  Fund directors   diversified
Road, Wayzata, MN                  serve for a one-year term      manufacturing and
55391                              that expires at the next       services management
(Age 54)                           annual meeting of              company, since 1975.
                                   shareholders.

Leonard W. Kedrowski    Director   Mr. Kedrowski has served as    Owner, Executive and            67           None
16 Dellwood Avenue,                a director of each Fund        Management Consulting,
Dellwood, MN 55110                 since August 1998.  Fund       Inc., a management
(Age 60)                           directors serve for a          consulting firm, since
                                   one-year term that expires     1992; Chief Executive
                                   at the next annual meeting     Officer, Creative
                                   of shareholders.               Promotions
                                                                  International, LLC, a
                                                                  promotional award
                                                                  programs and products
                                                                  company, since 1999;
                                                                  Board member, GC
                                                                  McGuiggan Corporation
                                                                  (dba Smyth Companies),
                                                                  manufacturer of
                                                                  designer

                                                                                              Number of
                                                                                            Portfolios in      Other
                        Position                                                                 Fund        Director-
                          Held                                      Principal Occupation       Complex         ships
  Name, Address and     with the    Term of Office* and Length          During Last          Overseen by      Held by
         Age              Funds           of Time Served                  5 Years              Director     Director**
---------------------   --------   ----------------------------   -----------------------   -------------   ----------
                                                                  doors; acted as CEO of
                                                                  Graphics Unlimited from
                                                                  1996 to 1998.

Richard K Riederer      Director   Mr. Riederer has served as a   Retired; President and          67           None
741 Chestnut Road,                 director of each Fund since    Chief Executive
Sewickley, PA 15143                August 2001. Fund directors    Officer, Weirton Steel
(age 57)                           serve for a one-year term      (1995 - 2001);
                                   that expires at the next       Director, Weirton Steel
                                   annual meeting of              (1993 - 2001).
                                   shareholders.

Joseph D. Strauss       Director   Mr. Strauss has served as a    Owner and President,            67           None
8525 Edinbrook                     director of each Fund since    Excensus(TM), LLC, a
Crossing                           August 1998.  Fund directors   consulting firm, since
Suite 5, Brooklyn                  serve for a one-year term      2001; owner and
Park, MN 55443                     that expires at the next       President, Strauss
(Age 61)                           annual meeting of              Management Company, a
                                   shareholders.                  Minnesota holding
                                                                  company for various
                                                                  organizational
                                                                  management business
                                                                  ventures, since 1993;
                                                                  owner, Chairman and
                                                                  Chief Executive
                                                                  Officer, Community
                                                                  Resource Partnerships,
                                                                  Inc., a strategic
                                                                  planning, operations
                                                                  management, government
                                                                  relations,
                                                                  transportation planning
                                                                  and public relations
                                                                  organization, since
                                                                  1993; attorney at law.

Virginia L. Stringer     Chair;    Ms. Stringer has served as a   Owner and President,            67           None
712 Linwood Avenue,     Director   director of each Fund since    Strategic Management
St. Paul, MN 55105                 August 1998. Fund directors    Resources, Inc., a
(Age 57)                           serve for a one-year term      management consulting
                                   that expires at the next       firm, since 1993;
                                   annual meeting of              Executive Consultant
                                   shareholders.                  for State Farm
                                                                  Insurance Company since
                                                                  1997; formerly
                                                                  President and director
                                                                  of The Inventure Group,
                                                                  a management

                                                                                              Number of
                                                                                            Portfolios in      Other
                        Position                                                                 Fund        Director-
                          Held                                      Principal Occupation       Complex         ships
  Name, Address and     with the    Term of Office* and Length          During Last          Overseen by      Held by
         Age              Funds           of Time Served                  5 Years              Director     Director**
---------------------   --------   ----------------------------   -----------------------   -------------   ----------
                                                                  consulting and training
                                                                  company, President of
                                                                  Scott's, Inc., a
                                                                  transportation company,
                                                                  and Vice President of
                                                                  Human Resources of The
                                                                  Pillsbury Company.

James M. Wade           Director   Mr. Wade has served as a       Owner and President,            67           None
2802 Wind Bluff                    director of each Fund since    Jim Wade Homes, a
Circle, Wilmington,                August 2001. Fund directors    homebuilding company,
NC 28409                           serve for a one-year term      since 1999; Vice
(Age 58)                           that expires at the next       President and Chief
                                   annual meeting of              Financial Officer,
                                   shareholders.                  Johnson Controls, Inc.,
                                                                  a controls
                                                                  manufacturing company,
                                                                  (January 1987-May 1991).

Nominee for Election as Interested Director

                                                                                              Number of
                                                                                            Portfolios in      Other
                        Position                                                                 Fund        Director-
                          Held                                      Principal Occupation       Complex         ships
  Name, Address and     with the    Term of Office* and Length          During Last          Overseen by      Held by
         Age              Funds           of Time Served                  5 Years              Director     Director**
---------------------   --------   ----------------------------   -----------------------   -------------   ----------
John M. Murphy, Jr.+    Director   Mr. Murphy has served as a     Minnesota State                 67           None
800 Nicollet Mall                  director of each Fund since    Chairman - U.S. Bancorp
Minneapolis, MN 55402              June 1999.  Fund directors     since 2000; Executive
(age 60)                           serve for a one-year term      Vice President of U.S.
                                   that expires at the next       Bancorp since January
                                   annual meeting of              1999; Chairman and
                                   shareholders.                  Chief Investment
                                                                  Officer of First
                                                                  American Asset
                                                                  Management and U.S.
                                                                  Bank Trust, N.A., and
                                                                  Executive Vice
                                                                  President of U.S.
                                                                  Bancorp (1991-1999).

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

+ Mr. Murphy is considered an "interested" director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.

     There were nine meetings of the Board of Directors during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001 and nine meetings during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2002. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of standing committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee, except that during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001: (a) Mr. Gibson attended 68% of such meetings; (b) Mr. Murphy attended 73% of such meetings; and (c) following his election to the Board in August 2001, Mr. Riederer attended two out of three of such meetings held during the remainder of the fiscal year.

     Standing Committees. The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.

     The function of the Funds' Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year. In connection therewith, the Committee will monitor that firm's performance, including a review of each audit and a review of fees paid, confer with that firm as to the Funds' financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Funds from the firm of nonaudit services, facilitate communications with management and service providers and review the Funds' back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the New York and American Stock Exchanges. The Audit Committee met six times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001 and eight times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2002.

     The Nominating Committee of each Fund's Board of Directors is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Riederer, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met two times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001 and four times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2002. Any recommendations for nominees should be directed to the Secretary of the Funds, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

     The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Hunter and Murphy, Ms. Stringer (ex officio), and Mr. Strauss, who serves as its chairperson. The Pricing Committee met two times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001 and one time during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2002.

     Director Compensation. No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2001.* Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                  Aggregate               Aggregate                  Aggregate            Aggregate
              Compensation from      Compensation from         Compensation from      Compensation from     Total Compensation
  Name of     American Strategic     American Strategic        American Strategic      American Select      from Fund Complex
 Director    Income Portfolio (1)  Income Portfolio II (2)  Income Portfolio III (3)    Portfolio (4)    Paid to Directors (5)(6)
-----------  --------------------  -----------------------  ------------------------  -----------------  ------------------------
Roger A.             $ 80                  $2,339                    $2,964                 $213                 $60,600
Gibson

Andrew M.             102                   4,589                     5,814                  266                  65,550
Hunter

Leonard W.            113                   5,671                     7,185                  294                  81,000
Kedrowski

Richard K.             12                     483                       611                   32                  25,500
Riederer

Joseph D.              98                   1,415                     1,793                  260                  72,300
Strauss

Virginia L.           136                   7,244                     9,178                  357                  97,250
Stringer

James M.               11                     300                       380                   30                  19,500
Wade

   (1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $44; Hunter, $102; Kedrowski, $105; Strauss, $23; and Stringer, $114.

   (2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $2,121; Hunter, $4,589; Kedrowski, $5,671; Strauss, $1,012 and Stringer, $6,808.

   (3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $2,688; Hunter, $5,814; Kedrowski, $7,185; Strauss, $1,283; and Stringer, $8,626.

   (4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $116; Hunter, $266; Kedrowski, $273; Strauss, $60; and Stringer, $298.

   (5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $30,300; Hunter, $65,550; Kedrowski, $81,000; Strauss, $14,460;
and Stringer, $97,250.

   (6) As of December 31, 2001, the Fund Complex consisted of four open-end and 11 closed-end investment companies, totaling 73 funds, managed by the Adviser, including the Funds.

----------
   * Compensation received through December 31, 2001 was based on the following compensation schedule: Directors who were not officers or employees of the Adviser or any of its affiliates were paid a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of the committee chair). In the event of telephonic Board or committee meetings, each such director received a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, such directors may have received a per diem fee of $1,500 per day if they traveled out of town on Fund business.

     Director Shareholdings. The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election
(i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                      Dollar Range of Equity   Aggregate Dollar Range of Equity
  Name of Director    Securities in the Funds  Securities in the Fund Complex*
--------------------  -----------------------  --------------------------------
Roger A. Gibson                None                     $50,001-$100,000

Andrew M. Hunter III           None                     Over $100,000

Leonard W. Kedrowski           None                     Over $100,000

John M. Murphy, Jr.            None                     Over $100,000

Richard K. Riederer            None                     $50,001-$100,000

Joseph D. Strauss              None                     Over $100,000

Virginia L. Stringer           None                     Over $100,000

James M. Wade                  None                     Over $100,000

----------
   * The dollar range disclosed is based on the value of the securities as of May 31, 2002.

     To the knowledge of the Funds, as of August 16, 2002, the officers and directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund.

     The Board of Directors recommends that the shareholders vote in favor of all nominees to serve as directors. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

Audit Committee Report

     The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                         Members of the Audit Committee

                                         Leonard W. Kedrowski, Chair
                                         Roger A. Gibson
                                         Richard K. Riederer
                                         Virginia L. Stringer, ex officio

Fees Paid to Ernst & Young

     Audit Fees. Ernst & Young billed the following amounts to each Fund during its most recently ended fiscal year for professional services rendered for the audit of the Fund's annual financial statements:

                Fund                      Audit Fees
---------------------------------------   ----------
American Strategic Income Portfolio        $18,940
American Strategic Income Portfolio II     $19,567
American Strategic Income Portfolio III    $21,447
American Select Portfolio                  $18,940

     Financial Information Systems Design and Implementation Fees. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

     All Other Fees. Ernst & Young billed the following amounts to each Fund for tax-related services and for audit-related services during such Fund's most recently ended fiscal year:

                                          Amount Billed for Tax-   Amount Billed for Audit-
                 Fund                        Related Services          Related Services
---------------------------------------   ----------------------   ------------------------
American Strategic Income Portfolio               $ 4,411                  $ 2,595
American Strategic Income Portfolio II            $40,679                  $41,105
American Strategic Income Portfolio III           $50,701                  $51,538
American Select Portfolio                         $ 4,411                  $ 2,595

Fees billed to American Strategic Income Portfolio II and American Strategic Income Portfolio III during the fiscal year ended May 31, 2002 varied from those billed to American Strategic Income Portfolio and American Select Portfolio during the fiscal year ended November 30, 2001 because of services performed in connection with transactions relating to all of the Funds that commenced after November 30, 2001.

     During the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2002, Ernst & Young billed the Adviser $4,400. Ernst & Young did not bill any amounts to the Adviser during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2001.

     The Board of Directors recommends that the shareholders vote in favor of the ratification of the selection of Ernst & Young. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                              OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds. Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                      Position Held      Term of Office* and
  Name and Age        with the Funds    Length of Time Served   Principal Occupation(s) During Past Five Years
-----------------   -----------------   ---------------------   ----------------------------------------------
Thomas S.           President           Since February 2001     Chief Executive Officer of the Adviser since
Schreier, Jr.                                                   May 2001; prior thereto, Chief Executive
(Age 39)                                                        Officer of First American Asset Management
                                                                since December 2000 and of Firstar Investment
                                                                & Research Management Company ("FIRMCO") since
                                                                February 2001; Senior Managing Director and
                                                                Head of Equity Research of U.S. Bancorp Piper
                                                                Jaffray from October 1998 through December
                                                                2000; Senior Airline Analyst and Director of
                                                                Equity Research of Credit Suisse First Boston
                                                                from 1996 to 1998.

Mark S. Jordahl     Vice President --   Since September 2001    Chief Investment Officer of the Adviser since
(Age 41)            Investments                                 September 2001; prior thereto, President and
                                                                Chief Investment Officer, ING Investment
                                                                Management - Americas, September 2000 to June
                                                                2001, Senior Vice President and Chief
                                                                Investment Officer, ReliaStar Financial Corp,
                                                                January 1998 to September 2000, Executive Vice
                                                                President and Managing Director, Washington
                                                                Square Advisers, January 1996 to December
                                                                1997.

Peter O. Torvik     Vice President --   Since September 2000    Executive Vice President of the Adviser since
(Age 47)            Marketing                                   May 2001; prior thereto, Executive Vice
                                                                President of First American Asset Management
                                                                since February 2001; President and Partner,
                                                                DPG Group, a Florida-based partnership engaged
                                                                in affinity marketing, through 2000.

Jeffery M. Wilson   Vice President --   Since March 2000        Senior Vice President of the Adviser since May
(Age 45)            Administration                              2001; prior thereto, Senior Vice President of
                                                                First American Asset Management.

Robert H. Nelson    Treasurer           Since 1995              Senior Vice President of the Adviser since May
(Age 38)                                                        2001; prior thereto, Senior Vice President of
                                                                First American Asset Management since 1998 and
                                                                of FIRMCO since February 2001; Senior Vice
                                                                President of Piper Capital Management Inc.
                                                                from 1994 to 1998.

                    Position Held     Term of Office* and
  Name and Age      with the Funds   Length of Time Served   Principal Occupation(s) During Past Five Years
-----------------   --------------   ---------------------   ----------------------------------------------
James D. Alt        Secretary        Since June 2002;        Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 50)                             Assistant Secretary     based law firm
50 South Sixth                       of the Funds from
Street, Suite                        September 1998 to
1500                                 June 2002.
Minneapolis, MN
55402

Kathleen L.         Assistant        Since September 1998    Partner, Dorsey & Whitney LLP, a Minneapolis
Prudhomme           Secretary                                based law firm
(Age 49)
50 South Sixth
Street, Suite
1500
Minneapolis, MN
55402

Michael J. Radmer   Assistant        Since March 2000;       Partner, Dorsey & Whitney LLP, a Minneapolis
(Age 57)            Secretary        Secretary of the        based law firm
50 South Sixth                       Funds from September
Street, Suite                        1998 to March 2000
1500
Minneapolis, MN
55402

----------
     * Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than April 28, 2003. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than July 11, 2003.

                               SHAREHOLDER UPDATE

     The Funds' Board of Directors has approved a proposal to reorganize the Funds into First American Strategic Real Estate Portfolio, Inc., a specialty finance company that would elect to be taxed as a real estate investment trust
(REIT). This transaction is subject to review by the Securities and Exchange Commission and certain other conditions, including approval by the Funds' shareholders. We anticipate that, after the Securities and Exchange Commission's review has been completed, your approval will be solicited in a separate proxy statement/prospectus. There is no assurance, however, that the transaction will be completed.

Dated: August 26, 2002


                                                            James D. Alt
                                                            Secretary

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Tuesday, October 1, 2002
at 10:00 a.m.

PLACE:
800 Nicollet Mall
7th Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                        Cusip Numbers:
                                                        030098-10-7
                                                        030099-10-5
                                                        03009T-10-1
                                                        029570-10-8

                                                        USBAM-PS2-02

                                                                   USBAM-LTR2-02

Three easy ways to vote

Your vote is important; please vote today.
After you have reviewed the proxy information, please vote your shares using one of the following methods.

By Phone                        By Internet                     By Mail
Dial the toll-free number       Visit the Web site listed on    Enclose your voting
located on your voting          your voting instruction form.   instruction form in the
instruction form. You will      At the Web site, enter the      postage-paid envelope found
need the control number         control number located on the   within your proxy package.
located on the voting           voting instruction form.
instruction form at the time
of the call.

--------------------------------------------------------------------------------
NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE
--------------------------------------------------------------------------------

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp. 8/2002 2227-02

                                                          [LOGO OF U.S. BANCORP]

AMERICAN STRATEGIC INCOME
PORTFOLIO INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

     -----------------                                          ----------------
     Vote by Telephone                                          Vote by Internet
     -----------------                                          ----------------
     It's fast, convenient, and immediate!                      It's fast, convenient, and your vote
     Call Toll-Free on a Touch-Tone Phone                       is immediately confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     --------------------------------------------------------   -------------------------------------------------------------------
     Follow these four easy steps:                              Follow these four easy steps:

     1. Read the accompanying Proxy Statement and Proxy Card.   1. Read the accompanying Proxy Statement and Proxy Card.

     2. Call the toll-free number                               2. Go to the Website
        1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/asp

     3. Enter your Voter Control Number located on your Proxy   3. Enter your Voter Control Number located on your Proxy Card above
        Card above your name.                                      your name.

     4. Follow the recorded instructions.                       4. Follow the instructions provided.
     --------------------------------------------------------   -------------------------------------------------------------------

     Your vote is important!                                    Your vote is important!
     Call 1-877-PRX-VOTE anytime!                               Go to http://www.eproxyvote.com/asp anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

                                                             DETACH HERE                                                      ZASP41

[X] Please mark votes as in this example.

-----------------------------------------------------------
          AMERICAN STRATEGIC INCOME PORTFOLIO INC.
-----------------------------------------------------------

                                                                                                                 FOR AGAINST ABSTAIN
1. To elect all nominees listed below (except as marked to    2. To ratify the selection of Ernst & Young LLP as
   the contrary below).                                          independent public accountants for the Fund.    [_]   [_]     [_]

Nominees: (01) Roger A. Gibson, (02) Andrew M. Hunter III,
          (03) Leonard W. Kedrowski, (04) John M. Murphy,
               Jr.,
          (05) Richard K. Riederer, (06) Joseph D. Strauss,
          (07) Virginia L. Stringer and (08) James M. Wade

           FOR ALL            VOTE WITHHELD FROM              In their discretion, the proxies are authorized to vote upon such
           NOMINEES [_]   [_]     ALL NOMINEES                other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     FOR ALL
  NOMINEES EXCEPT [_]
                     --------------------------------------
                  (INSTRUCTION: To withhold authority to
                  vote for any individual nominee, write
                  that nominee's name on the space provided
                  above.)

                                                              Mark box at right if an address change or comment has been noted
                                                              on the reverse side of this card.                                  [_]

                                                              Please be sure to sign and date this Proxy.

Shareholder                                                                  Co-owner
sign here:                          Date:                                    sign here:                              Date:
          -------------------------      ----------------------------------            ----------------------------      -----------

                                   DETACH HERE                            ZASP42

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 1, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

AMERICAN STRATEGIC INCOME
PORTFOLIO INC. - II

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

     -----------------                                          ----------------
     Vote by Telephone                                          Vote by Internet
     -----------------                                          ----------------
     It's fast, convenient, and immediate!                      It's fast, convenient, and your vote
     Call Toll-Free on a Touch-Tone Phone                       is immediately confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     --------------------------------------------------------   -------------------------------------------------------------------
     Follow these four easy steps:                              Follow these four easy steps:

     1. Read the accompanying Proxy Statement and Proxy Card.   1. Read the accompanying Proxy Statement and Proxy Card.

     2. Call the toll-free number                               2. Go to the Website
        1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/bsp

     3. Enter your Voter Control Number located on your Proxy   3. Enter your Voter Control Number located on your Proxy Card above
        Card above your name.                                      your name.

     4. Follow the recorded instructions.                       4. Follow the instructions provided.
     --------------------------------------------------------   -------------------------------------------------------------------

     Your vote is important!                                    Your vote is important!
     Call 1-877-PRX-VOTE anytime!                               Go to http://www.eproxyvote.com/bsp anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

                                                             DETACH HERE                                                      ZASI51

[X] Please mark votes as in this example.

-----------------------------------------------------------
       AMERICAN STRATEGIC INCOME PORTFOLIO INC. - II
-----------------------------------------------------------

                                                                                                                 FOR AGAINST ABSTAIN
1. To elect all nominees listed below (except as marked to    2. To ratify the selection of Ernst & Young LLP as
   the contrary below).                                          independent public accountants for the Fund.    [_]   [_]     [_]

Nominees: (01) Roger A. Gibson, (02) Andrew M. Hunter III,
          (03) Leonard W. Kedrowski, (04) John M. Murphy,
               Jr.,
          (05) Richard K. Riederer, (06) Joseph D. Strauss,
          (07) Virginia L. Stringer and (08) James M. Wade

           FOR ALL                VOTE WITHHELD FROM          In their discretion, the proxies are authorized to vote upon such
           NOMINEES  [_]   [_]    ALL NOMINEES                other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     FOR ALL
  NOMINEES EXCEPT [_]
                     --------------------------------------
                  (INSTRUCTION: To withhold authority to
                  vote for any individual nominee, write
                  that nominee's name on the space provided
                  above.)

                                                              Mark box at right if an address change or comment has been noted
                                                              on the reverse side of this card.                                  [_]

                                                              Please be sure to sign and date this Proxy.

Shareholder                                                                  Co-owner
sign here:                          Date:                                    sign here:                              Date:
          -------------------------      ----------------------------------            ----------------------------      -----------

                                   DETACH HERE                            ZASI52

                 AMERICAN STRATEGIC INCOME PORTFOLIO INC. - II

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio Inc. - II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 1, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

AMERICAN STRATEGIC INCOME
PORTFOLIO INC. - III

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

     -----------------                                          ----------------
     Vote by Telephone                                          Vote by Internet
     -----------------                                          ----------------
     It's fast, convenient, and immediate!                      It's fast, convenient, and your vote
     Call Toll-Free on a Touch-Tone Phone                       is immediately confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     --------------------------------------------------------   -------------------------------------------------------------------
     Follow these four easy steps:                              Follow these four easy steps:

     1. Read the accompanying Proxy Statement and Proxy Card.   1. Read the accompanying Proxy Statement and Proxy Card.

     2. Call the toll-free number                               2. Go to the Website
        1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/csp

     3. Enter your Voter Control Number located on your Proxy   3. Enter your Voter Control Number located on your Proxy Card above
        Card above your name.                                      your name.

     4. Follow the recorded instructions.                       4. Follow the instructions provided.
     --------------------------------------------------------   -------------------------------------------------------------------

     Your vote is important!                                    Your vote is important!
     Call 1-877-PRX-VOTE anytime!                               Go to http://www.eproxyvote.com/csp anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

                                                             DETACH HERE                                                      ZAST61

[X] Please mark votes as in this example.

-----------------------------------------------------------
       AMERICAN STRATEGIC INCOME PORTFOLIO INC. - III
-----------------------------------------------------------
                                                                                                                 FOR AGAINST ABSTAIN
1. To elect all nominees listed below (except as marked to    2. To ratify the selection of Ernst & Young LLP as
   the contrary below).                                          independent public accountants for the Fund.    [_]   [_]     [_]

Nominees: (01) Roger A. Gibson, (02) Andrew M. Hunter III,
          (03) Leonard W. Kedrowski, (04) John M. Murphy,
               Jr.,
          (05) Richard K. Riederer, (06) Joseph D. Strauss,
          (07) Virginia L. Stringer and (08) James M. Wade

           FOR ALL            VOTE WITHHELD FROM              In their discretion, the proxies are authorized to vote upon such
           NOMINEES [_]   [_]    ALL NOMINEES                 other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     FOR ALL
  NOMINEES EXCEPT [_]
                     --------------------------------------
                  (INSTRUCTION: To withhold authority to
                  vote for any individual nominee, write
                  that nominee's name on the space provided
                  above.)

                                                              Mark box at right if an address change or comment has been noted
                                                              on the reverse side of this card.                                  [_]

                                                              Please be sure to sign and date this Proxy.

Shareholder                                                                  Co-owner
sign here:                          Date:                                    sign here:                              Date:
          -------------------------      ----------------------------------            ----------------------------      -----------

                                   DETACH HERE                            ZAST62

                 AMERICAN STRATEGIC INCOME PORTFOLIO INC. - III

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Strategic Income Portfolio Inc. - III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 1, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

AMERICAN SELECT PORTFOLIO INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

     -----------------                                          ----------------
     Vote by Telephone                                          Vote by Internet
     -----------------                                          ----------------
     It's fast, convenient, and immediate!                      It's fast, convenient, and your vote
     Call Toll-Free on a Touch-Tone Phone                       is immediately confirmed and posted.
     1-877-PRX-VOTE (1-877-779-8683).

     --------------------------------------------------------   -------------------------------------------------------------------
     Follow these four easy steps:                              Follow these four easy steps:

     1. Read the accompanying Proxy Statement and Proxy Card.   1. Read the accompanying Proxy Statement and Proxy Card.

     2. Call the toll-free number                               2. Go to the Website
        1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/sla

     3. Enter your Voter Control Number located on your Proxy   3. Enter your Voter Control Number located on your Proxy Card above
        Card above your name.                                      your name.

     4. Follow the recorded instructions.                       4. Follow the instructions provided.
     --------------------------------------------------------   -------------------------------------------------------------------

     Your vote is important!                                    Your vote is important!
     Call 1-877-PRX-VOTE anytime!                               Go to http://www.eproxyvote.com/sla anytime!

     Do not return your Proxy Card if you are voting by Telephone or Internet

                                                             DETACH HERE                                                      ZASL21

[X] Please mark votes as in this example.

-----------------------------------------------------------
               AMERICAN SELECT PORTFOLIO INC.
-----------------------------------------------------------
                                                                                                                 FOR AGAINST ABSTAIN
1. To elect all nominees listed below (except as marked to    2. To ratify the selection of Ernst & Young LLP as
   the contrary below).                                          independent public accountants for the Fund.    [_]   [_]     [_]

Nominees: (01) Roger A. Gibson, (02) Andrew M. Hunter III,
          (03) Leonard W. Kedrowski, (04) John M. Murphy,
               Jr.,
          (05) Richard K. Riederer, (06) Joseph D. Strauss,
          (07) Virginia L. Stringer and (08) James M. Wade

           FOR ALL            VOTE WITHHELD FROM              In their discretion, the proxies are authorized to vote upon such
           NOMINEES [_]   [_]    ALL NOMINEES                 other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     FOR ALL
  NOMINEES EXCEPT [_]
                     --------------------------------------
                  (INSTRUCTION: To withhold authority to
                  vote for any individual nominee, write
                  that nominee's name on the space provided
                  above.)

                                                              Mark box at right if an address change or comment has been noted
                                                              on the reverse side of this card.                                  [_]

                                                              Please be sure to sign and date this Proxy.

Shareholder                                                                  Co-owner
sign here:                          Date:                                    sign here:                              Date:
          -------------------------      ----------------------------------            ----------------------------      -----------

                                   DETACH HERE                            ZASL22

                         AMERICAN SELECT PORTFOLIO INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Thomas S. Schreier, Robert H. Nelson, Peter O. Torvik, and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Select Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 1, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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